    As filed with the Securities and Exchange Commission on April 2, 2002
    --------------------------------------------------------------------------

                                                             File No. 33-71158
                                                                      811-8126

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                      __________________________________

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  ___________

                     Post-Effective Amendment No. 12      X
                                                     ---------

                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                  ___________

                           Amendment No. 14       X
                                              ----------

                       (Check appropriate box or boxes)

                      __________________________________

                   LINCOLN NATIONAL EQUITY-INCOME FUND, INC.
              (Exact name of registrant as specified in charter)

                           1300 South Clinton Street
                          Fort Wayne, Indiana  46802
             (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, including Area Code (260)455-2000

                            Elizabeth Federick, Esq.
                             Lincoln National Life
                              Insurance Company
                              1300 S. Clinton St.
                             Fort Wayne, IN 46802
                    (Name and Address of Agent for Service)



                       Copies of all communications to:



                            Jeffrey S. Puretz, Esq.
                                    Dechert
                             1775 Eye Street, N.W.
                            Washington, D.C. 20006

                         Fiscal year-end:  December 31

     It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b)
          ---

           X    on May 1, 2002 pursuant to paragraph (b)
          ---   60 days after filing pursuant to paragraph (a) (b)



                on ________ pursuant to paragraph (a) (1)
          ---

                75 days after filing pursuant to paragraph (a) (2)
          ---
                on _________ pursuant to paragraph (a) (2) of Rule 485.
          ---


If appropriate, check the following box:
[ ] This post effective amendment designates a new effective date for a previously filed post-effective amendment.

LINCOLN NATIONAL EQUITY-INCOME FUND, INC.

The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.

The Prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund prospectus.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

CONTENTS


SUBJECT                                        PAGE
---------------------------------------------------

Summary Description of the Fund                EI-2

Investment Strategies                          EI-3

Other Strategies                               EI-3

Risks of Investment Strategies                 EI-3

Investment Adviser and Portfolio Manager       EI-5

General Prospectus Disclosure -- Important
Additional Information



Prospectus
May 1, 2002

SUMMARY DESCRIPTION OF THE FUND


The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities. The fund pursues its objective primarily by investing in a diverse group of stocks that pay dividends (income-producing stocks). The fund normally invests at least 80% of the fund's assets in equity securities. When selecting securities, the fund also considers the potential for obtaining long-term growth of capital (capital appreciation). The fund tends to invest in income-producing stocks of large-sized value companies: companies with market capitalizations of more than $5 billion, that tend to be inexpensive relative to their earnings or assets compared to other types of stocks (value stocks). The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500 Index.



The fund's primary investment strategies include:



- normally investing at least 80% of the fund's assets in equity securities;


- investing at least 65% of the fund's total assets in income-producing equity securities;

- potentially investing in other types of equity securities and fixed-income securities (debt obligations), including lower-quality debt obligations such as junk bonds;

- investing in both U.S. and foreign securities; and

- using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- value stocks can perform differently than (1) the stock market as a whole and
  (2) other types of stocks, and can continue to be undervalued in the market for long periods of time;

- companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons;


- the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk);



- because the fund may invest lower-quality debt obligations such as junk bonds, the fund involves more interest rate risk and credit risk and, therefore, more risk of loss; and


- investing in securities of foreign issuers involves greater risks than investing in U.S. securities, including risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions.

                                     *  *  *

The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows:


- changes in the fund's performance from year to year; and


- how the fund's average annual returns for one year, five year and the fund's lifetime compare with those of a broad measure of market performance.


Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return(%)
1994                                   5.65%
1995                                  34.74%
1996                                  19.81%
1997                                  30.68%
1998                                  12.73%
1999                                   6.27%
2000                                  10.62%
2001                                  -7.34%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 15.89%.



The fund's lowest return for a quarter occurred in the third quarter of 2001 at:
(13.09)%.



AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/01)



                                            S&P 500
PERIOD BACK            EQUITY-INCOME        INDEX*        RUSSELL 1000 VALUE***
-------------------------------------------------------------------------------
1 year                         -7.34%           -11.87%               -5.59%
5 year                          9.91%            10.73%               11.13%
10 year                          N/A               N/A                  N/A
Lifetime**                     13.41%            14.03%               13.72%



 * The S&P 500 Index is a widely recognized unmanaged index of 500 large-sized U.S. company stocks.


 ** The fund's lifetime began January 3, 1994. Lifetime Index Performance, however, began January 1, 1994.


*** The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.

INVESTMENT STRATEGIES

The investment objective of the fund is to seek reasonable income by investing primarily in income-producing equity securities. Equity securities include stocks (common stocks), preferred stock, and debt obligations and warrants convertible into stocks. When selecting securities, the fund also considers the potential for obtaining capital appreciation, as measured by the change in the value of the security over time.


The fund pursues its objective primarily by investing in a diverse group of income-producing securities. The fund tends to invest in income-producing stocks of large-sized value companies. The fund, however, is not required to use any particular investment style when selecting investments. For these purposes, large-size companies have market capitalizations of more than $5 billion. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2001, the companies included in the Russell 1000 Value Index had an average market capitalization of approximately $64 billion. The Russell 1000 Value Index represents those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks.


Further, the fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500.


The fund's primary investment strategies include:



- normally investing at least 80% of the fund's assets in equity securities;



- investing at least 65% of the fund's total assets in income-producing equity securities;


- potentially investing in other types of equity securities and debt obligations, including lower-quality debt obligations (junk bonds); and

- investing in both U.S. and foreign securities.


The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the General Statement of Additional Information (SAI) Disclosure for the 11 funds for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.


Further, the fund may invest in securities of U.S. or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

When buying and selling securities, the fund relies on fundamental analysis of each issuer. (A company's fundamentals refers to items related to the company's financial condition or its competitiveness.) The fund assesses each issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.


The fund's portfolio turnover rate is expected to be greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 127% in 2001 and 143% in 2000.


OTHER STRATEGIES

The fund also may use other investment strategies to pursue its investment objective. The fund also may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, Fidelity Management & Research Co. (FMR), the fund's sub-adviser, may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

RISKS OF INVESTMENT STRATEGIES


Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.



Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.


Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.


Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.



Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.


If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.


Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.


Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S. See the General SAI Disclosure for the 11 funds for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.


You may consider choosing the fund for investing some portion of your contract assets if (1) you are seeking reasonable income and some capital appreciation by investing in stocks, and (2) you are comfortable with the risks associated with investing in value stocks and other types of equity securities and debt obligations, as well as the other risks of investing in the fund.

INVESTMENT ADVISER AND PORTFOLIO MANAGER


The fund's investment adviser is Delaware Management Company (DMC). You can find information about DMC in the General Prospectus Disclosure under Management of the Funds -- Investment Adviser.



DMC is responsible for overall management of the fund's investments. This includes monitoring Fidelity Management & Research Co. (FMR), the fund's sub-adviser. FMR is responsible for the day-to-day management of the fund's investments.



FMR has served as the fund's sub-adviser since May 1, 2001, when it replaced Fidelity Management Trust Company (Fidelity Trust) as sub-adviser to the fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2001, FMR, including its affiliates, had approximately
$912 billion in total assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109.



FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-owned subsidiary of FMR.



Stephen DuFour is a portfolio manager for the fund and vice president of Fidelity Investments. In addition, he manages several other mutual funds for FMR, and other trust accounts for FMR and Fidelity Trust. Mr. DuFour has served as a portfolio manager for FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the University of Chicago.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION

This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.

NET ASSET VALUE


Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:



- adding the values of all securities investments and other assets;



- subtracting liabilities (including dividends payable); and


- dividing by the number of shares outstanding.


The NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.


A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and


- equity securities, debt securities and other assets for which market quotations are not readily available, at their fair value as determined in good faith under the authority of each fund's Board of Directors.



The Money Market Fund values its securities using the amortized cost method of valuation provided by Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, the fund's NAV must fairly reflect market value.



See the General Statement of Additional Information (SAI) Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.


MANAGEMENT OF THE FUNDS


Each fund's business and affairs are managed under the direction of its Board of Directors. The Board of Directors has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.



INVESTMENT ADVISER: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated. Prior to May 1, 2002, Delaware Lincoln Investment Advisers (DLIA) and Vantage Investment Advisers
(VIA) advised the funds. On or about May 1, 2002, DLIA and VIA, which, like DMC, are series of DMBT and part of the same investment


                                                                           GPD-1
advisory firm, transferred each of its rights and obligations under advisory agreements with the funds to DMC. The transfer, as described above, will not affect the investment personnel responsible for managing the funds' investments or any other aspects of the funds' operations.



DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DMC, either directly or through a sub-adviser, provides portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' Board of Directors.


Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

Each fund pays its adviser a monthly fee for the adviser's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:


FUND                                             ...OF AVERAGE DAILY NET ASSET VALUE
-------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next
                                     $200 million; and .60 of 1% of the excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next
                                     $200 million; and .30 of 1% of the excess over $400 million


--------------------------------------------------------------------------------


2001 ADVISORY FEES*
FUND                                 2001 RATIO OF THE ADVISER'S COMPENSATION TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Aggressive Growth                                                .72%
Bond                                                              .42
Capital Appreciation                                              .72
Equity-Income                                                     .73
Global Asset Allocation                                           .73
Growth and Income                                                 .32
International                                                     .84
Managed                                                           .38
Money Market                                                      .45
Social Awareness                                                  .34
Special Opportunities                                             .40



* Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser. During 2001, the officers of the funds performed a comprehensive review of expenses paid by the funds since 1996. Following completion of that review, it was agreed that certain amounts would be reimbursed to the Bond Fund, the Growth and Income Fund, the Managed Fund, the Money Market Fund, the Social Awareness Fund, and the Special Opportunities Fund. To implement this reimbursement, accruals in the form of receivables were established for these funds at December 31, 2001 as follows: the Bond Fund ($159 thousand), the Growth and Income Fund
    ($831 thousand), the Managed Fund ($197 thousand), the Money Market Fund ($123 thousand), the Social Awareness Fund ($363 thousand), and the Special Opportunities Fund ($154 thousand). Furthermore, the advisory fees otherwise payable by these funds in the aggregate amount of $1,019,000 annually, will be waived, effective January 1, 2002, until further notice to the shareholders. The approximate amount of the annual fee waiver for each of these funds is as follows: the Bond Fund ($89 thousand), the Growth and Income Fund ($464 thousand), the Managed Fund ($110 thousand), the Money Market Fund ($68 thousand), the Social Awareness Fund ($203 thousand), and the Special Opportunities Fund ($86 thousand). The noted reimbursements and waivers were not included in, and therefore did not affect, any fund advisory fees paid in 2001.


GPD-2

--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES


Each fund sells its shares of common stock to Lincoln National Life Insurance Company (Lincoln Life) and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.



Each fund sells and redeems its shares, without charge, at their NAV next determined after Lincoln Life and LNY receive a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life and LNY for its own account at the NAV next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.


The fund normally pays for shares redeemed within seven days after Lincoln Life and LNY receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;


- the SEC restricts trading on the NYSE;



- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value is not reasonably practicable; or


- The SEC permits, by order, for the protection of fund shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.


Each fund intends to qualify each year as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the Code). Funds that qualify do not have to pay income tax so long as they distribute sufficient taxable income and net capital gains. Each fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. You will find more information about taxation in the General SAI Disclosure for the 11 funds.



Since the only shareholders of the funds are Lincoln Life and LNY, this General Prospectus Disclosure does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the Prospectus for the variable account.


MANAGEMENT DISCUSSION OF FUND PERFORMANCE


Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report upon request.


                                                                           GPD-3

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the Annual Report, which is available upon request.


                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(1)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(2) ASSETS ASSETS
--------------------------------------
Lincoln National Aggressive Growth Fund, Inc.(3)
12/31/01          $17.644     (0.043)     (5.119)    (5.162)     --        (3.111)   (3.111) $ 9.371 (33.29%)   0.81%  (0.40%)
12/31/00          $19.038     (0.083)     (0.279)    (0.362)     --        (1.032)   (1.032) $17.644  (2.69%)   0.78%  (0.41%)
12/31/99          $13.367     (0.060)      5.732      5.672     (0.001)     --       (0.001) $19.038  42.43%   0.87%  (0.48%)
12/31/98          $16.385      0.001      (0.810)    (0.809)    (0.023)    (2.186)   (2.209) $13.367  (6.20%)   0.81%   0.01%
12/31/97          $13.980      0.023       3.055      3.078      --        (0.673)   (0.673) $16.385  23.09%   0.81%   0.16%
Lincoln National Bond Fund, Inc.(5)
12/31/01          $11.891      0.747       0.349      1.096     (0.605)     --       (0.605) $12.382   9.18%   0.53%   5.96%
12/31/00          $11.436      0.787       0.426      1.213     (0.758)     --       (0.758) $11.891  10.89%   0.55%   6.55%
12/31/99          $12.689      0.772      (1.180)    (0.408)    (0.845)     --       (0.845) $11.436  (3.27%)   0.53%   6.02%
12/31/98          $12.861      0.662       0.494      1.156     (1.328)     --       (1.328) $12.689   9.56%   0.52%   5.90%
12/31/97          $11.766      0.785       0.310      1.095      --         --        --    $12.861   9.31%   0.53%   6.45%
Lincoln National Capital Appreciation Fund, Inc.
12/31/01          $25.345     (0.035)     (6.035)    (6.070)     --        (1.917)   (1.917) $17.358 (25.88%)   0.78%  (0.18%)
12/31/00          $31.466     (0.047)     (4.694)    (4.741)    (1.380)     --       (1.380) $25.345 (15.85%)   0.76%  (0.15%)
12/31/99          $21.772      0.007       9.839      9.846      --        (0.152)   (0.152) $31.466  45.45%   0.78%   0.03%
12/31/98          $17.530     (0.003)      6.127      6.124     (0.050)    (1.832)   (1.882) $21.772  37.95%   0.83%  (0.01%)
12/31/97          $14.504      0.050       3.510      3.560      --        (0.534)   (0.534) $17.530  25.28%   0.89%   0.35%
Lincoln National Equity-Income Fund, Inc.
12/31/01          $17.443      0.197      (1.420)    (1.223)    (0.177)    (0.704)   (0.881) $15.339  (7.34%)   0.80%   1.23%
12/31/00          $22.047      0.164       1.583      1.747     (0.125)    (6.226)   (6.351) $17.443  10.62%   0.79%   0.89%
12/31/99          $21.715      0.189       1.204      1.393     (0.171)    (0.890)   (1.061) $22.047   6.27%   0.79%   0.86%
12/31/98          $20.118      0.282       2.204      2.486     (0.460)    (0.429)   (0.889) $21.715  12.73%   0.79%   1.40%
12/31/97          $15.780      0.229       4.511      4.740      --        (0.402)   (0.402) $20.118  30.68%   1.02%   1.46%
Lincoln National Global Asset Allocation Fund, Inc.(5)
12/31/01          $14.782      0.316      (1.410)    (1.094)    (0.050)    (1.075)   (1.125) $12.563  (7.88%)   0.96%   2.38%
12/31/00          $16.793      0.393      (1.259)    (0.866)     --        (1.145)   (1.145) $14.782  (5.44%)   0.94%   2.51%
12/31/99          $15.759      0.323       1.409      1.732     (0.266)    (0.432)   (0.698) $16.793  11.33%   0.91%   2.05%
12/31/98          $15.628      0.357       1.585      1.942     (0.589)    (1.222)   (1.811) $15.759  13.50%   0.91%   2.36%
12/31/97          $14.226      0.383       2.205      2.588      --        (1.186)   (1.186) $15.628  19.47%   0.89%   2.77%
Lincoln National Growth and Income Fund, Inc.(4)
12/31/01          $43.249      0.309      (3.823)    (3.514)    (0.278)   (11.608)  (11.886) $27.849 (11.21%)   0.36%   0.94%
12/31/00          $51.710      0.482      (5.129)    (4.647)    (0.492)    (3.322)   (3.814) $43.249  (9.63%)   0.36%   1.00%
12/31/99          $46.288      0.509       7.356      7.865     (0.497)    (1.946)   (2.443) $51.710  17.54%   0.36%   1.05%
12/31/98          $41.949      0.607       7.371      7.978     (1.164)    (2.475)   (3.639) $46.288  20.34%   0.35%   1.44%
12/31/97          $33.110      0.649       9.331      9.980      --        (1.141)   (1.141) $41.949  30.93%   0.35%   1.79%
Lincoln National International Fund, Inc.
12/31/01          $13.769      0.212      (1.469)    (1.257)    (0.259)    (1.098)   (1.357) $11.155  (9.96%)   0.99%   1.74%
12/31/00          $14.374      0.287      (0.284)     0.003     (0.272)    (0.336)   (0.608) $13.769   0.11%   0.96%   2.13%
12/31/99          $15.982      0.294       2.182      2.476     (0.529)    (3.555)   (4.084) $14.374  17.20%   0.92%   2.05%
12/31/98          $14.673      0.253       1.838      2.091     (0.189)    (0.593)   (0.782) $15.982  14.66%   0.93%   1.63%
12/31/97          $14.556      0.066       0.771      0.837      --        (0.720)   (0.720) $14.673   6.00%   0.93%   0.44%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/01               112% $  352,865
12/31/00               106% $  591,414
12/31/99               209% $  448,193
12/31/98               102% $  335,366
12/31/97               105% $  342,763
Lincoln National
12/31/01               712% $  556,894
12/31/00               167% $  337,187
12/31/99                39% $  330,923
12/31/98                51% $  363,808
12/31/97                56% $  280,383
Lincoln National
12/31/01                48% $1,125,648
12/31/00                62% $1,689,681
12/31/99                60% $1,913,076
12/31/98                78% $  770,736
12/31/97               137% $  451,036
Lincoln National
12/31/01               127% $  799,166
12/31/00               143% $  866,074
12/31/99               191% $  990,758
12/31/98                29% $  991,977
12/31/97                18% $  811,070
Lincoln National
12/31/01               186% $  322,310
12/31/00               154% $  389,004
12/31/99               134% $  490,804
12/31/98               134% $  490,154
12/31/97               178% $  438,090
Lincoln National
12/31/01                78% $2,916,463
12/31/00                65% $3,612,222
12/31/99                16% $4,709,687
12/31/98                34% $4,263,557
12/31/97                32% $3,540,862
Lincoln National
12/31/01                13% $  320,680
12/31/00                 7% $  403,589
12/31/99                12% $  526,317
12/31/98               123% $  501,654
12/31/97                78% $  466,229


GPD-4

                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(1)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(2) ASSETS ASSETS
--------------------------------------
Lincoln National Managed Fund, Inc.(5)
12/31/01          $16.918      0.443      (0.631)    (0.188)    (0.464)    (2.441)   (2.905) $13.825  (1.58%)   0.47%   2.93%
12/31/00          $18.910      0.628      (0.865)    (0.237)    (0.660)    (1.095)   (1.755) $16.918  (1.41%)   0.44%   3.46%
12/31/99          $18.971      0.622       0.767      1.389     (0.552)    (0.898)   (1.450) $18.910   7.72%   0.42%   3.25%
12/31/98          $19.304      0.599       1.632      2.231     (1.162)    (1.402)   (2.564) $18.971  12.72%   0.42%   3.31%
12/31/97          $16.266      0.661       2.811      3.472      --        (0.434)   (0.434) $19.304  21.83%   0.42%   3.77%
Lincoln National Money Market Fund, Inc.
12/31/01          $10.000      0.397         N/A      0.397     (0.394)       N/A    (0.394) $10.003   4.06%   0.54%   3.75%
12/31/00          $10.000      0.590         N/A      0.590     (0.590)       N/A    (0.590) $10.000   6.06%   0.58%   5.91%
12/31/99          $10.000      0.468         N/A      0.468     (0.468)       N/A    (0.468) $10.000   4.74%   0.59%   4.68%
12/31/98          $10.000      0.497         N/A      0.497     (0.497)       N/A    (0.497) $10.000   5.12%   0.58%   4.97%
12/31/97          $10.000      0.501         N/A      0.501     (0.501)       N/A    (0.501) $10.000   5.14%   0.59%   5.01%
Lincoln National Social Awareness Fund, Inc.
12/31/01          $37.208      0.227      (2.822)    (2.595)    (0.174)    (8.629)   (8.803) $25.810  (9.50%)   0.40%   0.75%
12/31/00          $44.292      0.267      (3.549)    (3.282)    (0.282)    (3.520)   (3.802) $37.208  (8.33%)   0.38%   0.64%
12/31/99          $40.283      0.319       5.649      5.968     (0.296)    (1.663)   (1.959) $42.292  15.44%   0.38%   0.79%
12/31/98          $35.657      0.367       6.414      6.781     (0.672)    (1.483)   (2.155) $40.283  19.89%   0.38%   1.10%
12/31/97          $27.316      0.364       9.447      9.811      --        (1.470)   (1.470) $35.657  37.53%   0.41%   1.37%
Lincoln National Special Opportunities Fund, Inc.
12/31/01          $25.846      0.431       0.098      0.529     (0.369)     --       (0.369) $26.006   2.16%   0.48%   1.65%
12/31/00          $28.225      0.536       3.153      3.689     (0.494)    (5.574)   (6.068) $25.846  16.04%   0.49%   2.15%
12/31/99          $33.416      0.482      (1.779)    (1.297)    (0.373)    (3.521)   (3.894) $28.225  (4.48%)   0.44%   1.46%
12/31/98          $35.056      0.470       1.795      2.265     (0.862)    (3.043)   (3.905) $33.416   6.79%   0.42%   1.44%
12/31/97          $29.423      0.477       7.293      7.770      --        (2.137)   (2.137) $35.056  28.15%   0.42%   1.57%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/01               355% $  690,682
12/31/00               110% $  759,875
12/31/99                45% $  927,572
12/31/98                57% $  965,486
12/31/97                53% $  850,646
Lincoln National
12/31/01               N/A  $  430,205
12/31/00               N/A  $  253,097
12/31/99               N/A  $  234,676
12/31/98               N/A  $  137,062
12/31/97               N/A  $   89,227
Lincoln National
12/31/01                49% $1,274,803
12/31/00                76% $1,510,276
12/31/99                24% $1,946,179
12/31/98                38% $1,868,231
12/31/97                35% $1,255,494
Lincoln National
12/31/01                73% $  539,870
12/31/00                75% $  536,287
12/31/99                96% $  665,642
12/31/98                76% $  917,796
12/31/97                74% $  872,822



(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001, 2000, 1999 and 1998 for Capital Appreciation Fund, Equity-Income Fund, Global Asset Allocation Fund, International Fund, and Social Awareness Fund. The average shares outstanding method has been applied for per share information for the years ended December 31, 2001, 2000 and 1999 for Aggressive Growth Fund. The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000 for Bond Fund, Growth and Income Fund, Managed Fund and Special Opportunities Fund.



(2) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.



(3) Commencing May 1, 1999, Putnam Investments replaced Lynch & Mayer, Inc. as the fund's sub-adviser.



(4) Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage Investment Advisers as the sub-adviser of the fund.



(5) As required, effective January 1, 2001, the Bond Fund, Global Asset Allocation Fund and Managed Fund adopted the applicable provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income and the amortization of all premiums and discounts on debt securities (Global Asset Allocation Fund and Managed Fund only). The effect of these changes for the Bond Fund, Global Asset Allocation Fund and Managed Fund for the year ended December 31, 2001 was an increase (decrease) in net investment income per share of ($0.001), $0.002, and ($0.024), respectively, an increase (decrease) in net realized and unrealized gain (loss) per share of $0.001, ($0.002), and $0.024, respectively, and an increase (decrease) in the ratio of net investment income to average net assets of (.01%), .01%, and (.17%), respectively. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.


GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:


- unaudited semi-annual reports showing current investments and other information; and


- annual financial statements audited by the fund's independent auditors.


The funds' Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.



The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the


                                                                           GPD-5
variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.


A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

GPD-6

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

                                                                           GPD-7

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 2002, into its Prospectus. Each fund will provide a free copy of its SAI upon request.



You can find further information about each fund's investments in the fund's Annual and Semi-Annual Reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report upon request.



For an SAI, Annual or Semi-Annual Report, either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.


You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:            33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                          2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:         33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:                33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:      33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:             2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:                33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                       2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:                  2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:             33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:         2-80731;   811-3291

GPD-8

LINCOLN NATIONAL EQUITY-INCOME FUND, INC.


The Statement of Additional Information (SAI) provides more information about the fund. The fund's audited financial statements and the report of Ernst & Young, LLP, Independent Auditors, are incorporated by reference to the fund's 2001 Annual Report. This SAI should be read in conjunction with the Prospectus of the Equity-Income Fund dated May 1, 2002. You may obtain a copy of the fund's Annual Report or Prospectus on request and without charge. Please write Lincoln National Life Insurance Co, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).


The fund's SAI is not a prospectus.

CONTENTS

SUBJECT                                       PAGE
---------------------------------------------------

Description of the Fund                       EIF-2

Additional Investment Strategies and Risks    EIF-2

Strategic Portfolio Transactions              EIF-7

Investment Restrictions                      EIF-11

Portfolio Transactions and Brokerage         EIF-12

General SAI Disclosure -- Important
Additional Information


May 1, 2002


                                                                           EIF-1

DESCRIPTION OF THE FUND


The Equity-Income Fund (fund) was incorporated in Maryland in 1993. It is a diversified open-end management investment company whose investment objective is to seek reasonable income by investing primarily in income-producing equity securities. The fund's investment objective and certain investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. The fund may change its non-fundamental investment policies without prior shareholder approval. See Investment Restrictions. There can be no assurance that the objective of the fund will be achieved. References to adviser in this SAI include both Delaware Management Company (DMC), Fidelity Management & Research Co. (FMR), and FMR Co., Inc. (FMRC) (sub-sub-adviser) unless the context otherwise indicates.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies. The following discussion describes other investment strategies and instruments that the fund may use as market conditions warrant, and notes the risks associated with these other investment strategies and instruments.


Unless otherwise stated in the Prospectus, many investment strategies and techniques are discretionary. That means the fund's adviser and/or sub-adviser may elect to engage or not engage in the various strategies and techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.


AFFILIATED BANK TRANSACTIONS

The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940, as amended (1940 Act). These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings.

ASSET-BACKED SECURITIES

Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.

In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.

BORROWING

The fund may borrow money only from banks and will not purchase securities when the amount borrowed exceeds 5% of its total assets. If the fund borrows money, its share price may be subject to greater fluctuation until the amount borrowed is paid off. Purchasing securities when the fund has borrowed money may involve an element of leverage; however, the fund may only borrow money for temporary or emergency purposes, and not for the purpose of leveraging the fund's assets.

CASH MANAGEMENT

The fund can hold uninvested cash or can invest it in cash equivalents such as money market securities and repurchase agreements. Generally, these securities offer less potential for gains than other types of securities.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for

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redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

FOREIGN INVESTMENTS

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the sub-advisor will be able to anticipate these potential events or counter their effects.

The fund may invest up to 20% of its net assets in foreign securities. Foreign corporate securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside the United States. These securities may be traded on U.S. or foreign markets. The 20% may be invested in just one country or in several countries. The fund may have an additional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

The fund may invest a portion of its assets in developing countries, or in countries with new or developing capital markets; for example, nations in Eastern Europe. The considerations noted previously generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

The fund may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. The fund also may invest in "overseas equities," defined as securities of foreign domiciled companies denominated in U.S. dollars and traded in U.S. markets.


The fund may invest in American Depositary Receipts and European Depositary Receipts (ADRs and EDRs), which are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar


                                                                           EIF-3
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financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.


FOREIGN CURRENCY TRANSACTIONS


The fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.


The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.


A "settlement hedge" or "transaction hedge" is designed to protect a fund gainst an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.


The fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the sub-adviser increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FUND'S RIGHTS AS A SHAREHOLDER


The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when the sub-adviser determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities;


EIF-4
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seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. The sub-adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.


ILLIQUID SECURITIES


Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Directors, the sub-adviser determines the liquidity of a fund's investments and, through reports from the sub-adviser, the Board of Directors monitors investments in illiquid securities. In determining the liquidity of a fund's investments, the sub-adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).


INDEXED SECURITIES

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.


Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal

                                                                           EIF-5
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theories of lender liability, a purchaser could be held liable as a co-lender.
Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MORTGAGE SECURITIES

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or CMOs), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.


In order to earn additional income for a fund, the sub-adviser may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.


REAL ESTATE INVESTMENT TRUSTS

Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in

EIF-6
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the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

RESTRICTED SECURITIES

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

SHORT SALES


Stocks underlying a fund's convertible security holdings can be sold short. For example, if the sub-adviser anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.


A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

WARRANTS

Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the fund may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.


For your convenience, in the General SAI Disclosure for the 11 funds, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the General SAI Disclosure for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.


THE EQUITY-INCOME FUND IS AUTHORIZED:

a) for derivative transactions, to: buy and sell put and call options; buy and sell futures contracts; engage in forward contracts; engage in interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors.


b) for cash enhancement transactions, to: lend portfolio securities, if such loans of securities do not exceed one-third of the fund's total assets, and engage in repurchase and reverse repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.


SWAP AGREEMENTS

Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances,

                                                                           EIF-7
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usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

FUTURES AND OPTIONS

The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

COMBINED POSITIONS

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.


Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely match a fund's investments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


FUTURES CONTRACTS

In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will

EIF-8
tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums. Accordingly, the fund will not enter into any futures contract and options thereon for non-hedging purposes if, immediately, thereafter, the aggregate initial margin for all such existing futures contracts and options thereon and for premiums paid for related options would exceed 5% of the fund's net assets.

In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors

                                                                           EIF-9
that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC OPTIONS

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

REPURCHASE AGREEMENTS

Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In

EIF-10
addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Board of Directors or its delegate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time.

While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Board of Directors or its delegate. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.

SECURITIES LENDING

The fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the fund during the term of the loan. The fund will retain the incidents of ownership of the loaned securities and will be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser or sub-adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made only to firms deemed by the Board of Directors to be creditworthy.

INVESTMENT RESTRICTIONS

The fund has adopted policies and investment restrictions. The investment restrictions may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:


1. With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result,
    (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;



2.  Issue senior securities, except as permitted under the 1940 Act;



3. Borrow money, except that the fund (a) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (b) engage in reverse repurchase agreements, provided that (a) and (b) in combination (borrowings) do not exceed 25% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 25% limitation;



4. Underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;



5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;



6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);



7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or


                                                                          EIF-11
    other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or



8. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.



The fund's policy of normally investing at least 80% of its assets in equity securities is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders. Furthermore, the following investment limitations for the fund are not fundamental and may be changed without shareholder notification.


1. The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2. The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. The fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party [reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation
    (3)]. The fund will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments. Any borrowings that come to exceed this amount will be reduced within seven days (not including Sundays and holidays) to the extent necessary to comply with the 25% limitation. The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.


4. The fund does not currently intend to purchase any security if, as a result, more than 10% of the fund's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. (With respect to this limitation if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.)


5. The fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)


6. The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations
    (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.


DIVERSIFICATION

The fund qualifies as a diversified investment company under the 1940 Act. As a fundamental policy, a diversified fund may not purchase a security of any issuer (except cash items and U.S. Government securities) if, as applied to 75% of the fund's total assets, (a) it would cause the fund to own more than 10% of the outstanding voting securities of that issuer or (b) if it would cause the fund's holdings of that issuer to amount to more than 5% of the fund's total assets. It may invest up to 25% of its total assets in the securities of one issuer. The fund does not anticipate concentrating its holdings in so few issuers unless the sub-advisor believes a security has the potential for substantial income production consistent with the fund's policies and goals. The fund does intend to take advantage of the ability to invest more than 5% of its total assets in the securities of one issuer. To the extent that it does so, its exposure to credit risks and/or market risks associated with that issuer increases.


Other than the fund's fundamental investment policies and the limitations set forth in the General SAI Disclosure for the 11 funds and this SAI, there are no limits on the percentage of the fund's assets which may be invested in any one type of instrument. Nor are there limitations, except those described in this SAI, on the percentage of the fund's assets which may be invested in any foreign country.


PORTFOLIO TRANSACTIONS AND BROKERAGE

All orders for the purchase or sale of fund securities are placed on behalf of the fund by the adviser (either directly or through affiliated advisers or sub-advisers)

EIF-12
pursuant to authority contained in the fund's advisory agreement. The adviser may also be responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as adviser or sub-adviser. Money market securities purchased and sold by the fund generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund and/or other accounts over which the adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, fund strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The adviser maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the fund's money market securities are placed with dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. The selection of such broker-dealers is generally made by the adviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the adviser's investment staff based upon the quality of research and execution services provided.

For transactions in fixed-income securities, the adviser's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to the adviser in rendering investment management services to the fund and/or other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other adviser clients may be useful to the adviser in carrying out its obligations to the fund. The receipt of such research has not reduced the adviser's normal independent research activities; however, it enables the adviser to avoid additional expenses that could be incurred if the adviser tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.


Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and/or execution services. In order to cause the fund to pay such higher commissions, the adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the adviser's overall responsibilities to the fund and its other clients. In reaching this determination, the adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.



To the extent permitted by applicable law, the adviser is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. The sub-adviser may place trades with certain brokers with which it is under common control, including National Financial Services LLC, of which Fidelity Capital Markets (FCM) is a division, Fidelity Brokerage Services LLC, and Fidelity Brokerage Services Japan LLC, provided it determines that these affiliates' products, services, and costs are comparable to non-affiliated, qualified brokerage firms. The sub-adviser may also place agency transactions with REDIBook ECN LLC, an electronic communication network, in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.


The adviser may allocate brokerage transactions to broker-dealers (including affiliates of the adviser) who have entered into arrangements with the adviser under

                                                                          EIF-13
which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

The fund's Board of Directors periodically reviews the adviser's performance of its responsibilities in connection with the placement of fund transactions on behalf of the fund and reviews the commissions, if any, paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

BROKERAGE COMMISSIONS


Of the commissions paid to brokerage firms which provided research services, the providing of such services is not necessarily a factor in the placement of all business with such firms. The fund pays both commissions and spreads in connection with the placement of fund transactions. The aggregate amount of brokerage commissions paid by the fund during 2001 was $2,293,380, for 2000 it was $2,061,529, and for 1999 it was $3,491,481. Brokerage commissions paid to FCM during 2001 were $84,238, representing 3.67% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 6.91% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. During 2000 and 1999, the fund paid FCM brokerage commissions of $362 and $62, respectively. During 2001, no brokerage commissions were paid to Fidelity Brokerage Services LLC (formerly Fidelity Brokerage Services, Inc.). During 2000 and 1999, the fund paid Fidelity Brokerage Services LLC brokerage commissions of $76,790 and $191,040, respectively.



From time to time the fund's Board of Directors will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on fund transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities.



The fund held securities issued by a "regular broker" as defined by Rule 10b-1 under the 1940 Act. For the fiscal year ending December 31, 2001, the fund held $9,889,445 of Bank of America Corporation, $1,307,775 of Goldman Sachs & Co., $23,517,176 of Morgan Stanley and Company, $21,866,220 of Salomon Smith
Barney, Inc. and $11,791,940 J.P. Morgan Securities.


Although the adviser or its affiliates also manage other funds, investment decisions for the fund are made independently from those of other funds managed by the sub-adviser or accounts managed by affiliates of the sub-adviser. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser provides investment advice (including affiliates of the adviser). On occasions when the adviser deems the purchase or sale of a security to be in the best interest of the fund, as well as the other clients of the adviser, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund.

Under the sub-advisory agreement between the adviser and the sub-adviser, the sub-adviser may perform some, or substantially all, of the investment advisory services required by the fund, even though the adviser remains primarily responsible for investment decisions affecting the fund. The sub-adviser will follow the same procedures and policies which are followed by the adviser as described previously. The sub-adviser currently provides investment advice to a number of other clients.

EIF-14

GENERAL SAI DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION


(Note: this is uniform information for the 11 funds. See each fund's Statement of Additional Information (SAI) for information specific to that fund.)


THIS GENERAL SAI DISCLOSURE CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH), LINCOLN NATIONAL BOND
FUND, INC. (BOND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.

INVESTMENT ADVISER AND SUB-ADVISERS


INVESTMENT ADVISER: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated. Prior to May 1, 2002, Delaware Lincoln Investment Advisers (DLIA) and Vantage Investment Advisers
(VIA) advised the funds. On or about May 1, 2002, DLIA and VIA, which, like DMC, are series of DMBT and part of the same investment advisory firm, transferred each of its rights and obligations under advisory agreements with the funds to DMC. The transfers, as described above, will not affect the investment personnel responsible for managing the funds' investments or any other aspect of the funds' operations.



DMBT is a wholly-owned subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corporation (LNC). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. DMBT is registered with the SEC as an investment adviser and has acted as an investment adviser to mutual funds for over sixty years.


During the last three years, the adviser received the amounts, as illustrated in the table below, for investment advisory services. If total expenses of the funds (excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each fund (2% for the International Fund), the adviser will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the adviser to each fund.

ADVISORY FEES PAID BY THE FUNDS


                                                             2001               2000                1999
---------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                       $2,914,057         $ 4,181,027         $ 2,417,737

Bond Fund                                                     1,920,922           1,398,198           1,552,439

Capital Appreciation Fund                                     9,649,668          14,625,745           9,051,341

Equity-Income Fund                                            5,969,794           6,138,123           7,394,087

Global Asset Allocation Fund                                  2,498,600           3,114,714           3,493,557

Growth and Income Fund                                        9,893,475          13,042,839          13,910,486

International Fund                                            2,925,794           3,489,925           3,998,445

Managed Fund                                                  2,686,898           3,040,221           3,376,216

Money Market Fund                                             1,428,840           1,012,883             859,855

Social Awareness Fund                                         4,581,293           5,748,045           6,167,750

Special Opportunities Fund                                    2,144,808           2,113,992           2,868,328


                                                                           GSD-1

Under an Advisory Agreement with each fund, the adviser provides portfolio management and investment advice to the funds and administers its other affairs, subject to the supervision of the fund's Board of Directors. The adviser, at its expense, will provide office space to the funds and all necessary office facilities, equipment and personnel and will make its officers and employees available to the funds as appropriate. In addition, the adviser will pay all expenses incurred by it or by the funds in connection with the management of each fund's assets or the administration of its affairs, other than those assumed by the funds, as described in the advisory agreement for each fund. Lincoln National Life Insurance Company (Lincoln Life) has paid the organizational expenses of all the funds. The rates of compensation to the adviser is set forth in the General Prospectus Disclosure to the Prospectus.



SUB-ADVISERS. As adviser, DMC is primarily responsible for investment decisions affecting each of the funds under its management. However, DMC has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:



                                                                    ANNUAL FEE RATE BASED ON
  FUND                             SUB-ADVISER                      AVERAGE DAILY NET ASSET VALUE
  -----------------------------------------------------------------------------------------------------------------------------

  Aggressive Growth                Putnam Investment Management,    .50 of 1% of the first $250 million; .45 of 1% of the
                                   LLC (Putnam)                     excess over $250 million
                                   One Post Office Square
                                   Boston, MA 02109

  Capital Appreciation             Janus Capital Management LLC     .55 of 1% of the first $100 million; .50 of 1% of the next
                                   (Janus)                          $400 million; and .45 of 1% of the excess over
                                   100 Fillmore Street              $500 million
                                   Denver, CO 80206

  Equity-Income                    Fidelity Management &            .48 of 1%
                                   Research Co. (FMR)
                                   82 Devonshire Street
                                   Boston, MA 02109

  Global Asset Allocation          Putnam                           The greater of (a) $40,000; or (b) .47 of 1% of the first
                                   One Post Office Square           $200 million; .42 of 1% of the next $200 million; and .40
                                   Boston, MA 02109                 of 1% of the excess over $400 million

  Growth and Income                Goldman Sachs                    .1333 of 1%
                                   Asset Management (GSAM),
                                   a division of
                                   Goldman, Sachs & Co.
                                   32 Old Slip,
                                   17th floor
                                   New York, NY 10005

  International                    Delaware International Advisers  .50 of 1% of the first $200 million; .40 of 1% of the next
                                   Ltd. (DIAL)                      $200 million; and .35 of 1% of the excess over
                                   80 Cheapside,                    $400 million
                                   London, England
                                   EC2V 6EE


GSD-2

On or about April 1, 2002, Janus Capital Corporation (Janus Capital) transfered substantially all of its assets, liabilities and business to Janus, a newly created subsidiary. As part of this reorganization, Janus suceeded to Janus Capital's investment adviser registration with the SEC. Janus is a majority-owned direct subsidiary of Janus Capital and an indirect subsidiary of Stilwell Financial, Inc. As of April 1, 2002, Stilwell owned approximately 92% of the outstanding voting stock of Janus Capital, with certain Janus Capital employees owning the remaining shares. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses.



FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, as amended (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.



FMR has entered into a Sub-Sub-Advisory Agreement with FMRC to permit FMR to delegate discretionary management of the Equity-Income Fund's investments to FMRC. FMR will pay FMRC a monthly fee equal to 50% of the management fee DMC will be obligated to pay FMR under its Sub-Advisory Agreement. FMRC is a wholly-owned subsidiary of FMR.


GSAM, a separate business unit of the Investment Management Division (IMD), a division of Goldman Sachs, was established September 1, 1999. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.



Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investments Trust. Putnam Investments Trust is a holding company, which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.



DIAL, is an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc., which is an indirect wholly-owned subsidiary of LNC. DIAL serves as investment manager to the international and global funds in the Delaware Investments Family of Funds, as well as the International Fund. DIAL also provides investment management services to large institutional clients such as pension plans, foundations and endowments. DIAL is registered as an investment adviser with the SEC and is regulated in the conduct of it business by the Financial Services Authority in the U.K.



During the last three years, sub-advisers received the following amounts for investment sub-advisory services. DMC, not the fund, pays all sub-advisory fees owed.


SUB-ADVISORY FEES PAID BY THE ADVISER


                                                             2001               2000                  1999
----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $1,926,571            $2,860,413            $1,637,988
Bond Fund                                                        N/A                   N/A                   N/A
Capital Appreciation Fund                                  6,306,156             9,638,694             5,545,764
Equity-Income Fund                                         3,930,008             4,039,518             5,268,247
Global Asset Allocation Fund                               1,536,819             1,929,604             2,296,989
Growth and Income Fund                                     6,209,829             8,282,611             9,501,504
International Fund                                         1,600,111             1,898,905             2,200,556
Managed Fund                                                     N/A             1,017,457             1,269,452
Money Market Fund                                                N/A                   N/A                   N/A
Social Awareness Fund                                            N/A             3,450,006             4,013,362
Special Opportunities Fund                                       N/A             1,024,476             1,706,577


--------------------------------------------------------------------------------

                                                                           GSD-3

SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment adviser of the funds.


In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Goldman Sachs with the Growth and Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Aggressive Growth and Global Asset Allocation Funds. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular fund it advises.

GSD-4

DIRECTORS AND OFFICERS


The Boards of Directors oversee the management of each fund and elect its officers. The directors have the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders. The directors hold their position until their successors are elected and qualify. The funds' officers are re-elected annually and are responsible for the day-to-day operations of the funds. Information pertaining to the directors and executive officers of the funds is set forth below. Directors that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested Directors." Directors who are not interested persons are referred to as Independent Directors.



As used in the General SAI Disclosure, the term "Fund Complex" includes the eleven Lincoln National Funds and Lincoln National Variable Annuity Fund A.



INTERESTED DIRECTORS*


                                                                                                                   NUMBER OF
                                                                                                                   FUNDS IN
                                                                                                                   FUND
                                                                                                                   COMPLEX
                                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND DATE OF BIRTH  THE FUND               OF TIME SERVED             PAST FIVE YEARS                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
KELLY D. CLEVENGER *             Chairman, President    Chairman since August      Vice President, The Lincoln        12
1300 S. Clinton Street           and Director           1995; President and        National Life Insurance
Fort Wayne, IN 46802                                    Director                   Company. Vice President,
DOB: 07/25/52                                           since November 1994.       Lincoln Retirement Services
                                                                                   Company, LLC.
BARBARA S. KOWALCZYK *           Director               Director                   Senior Vice President,             12
Centre Square, West Tower                               since November 1993.       Corporate Planning and
1500 Market St., Suite 3900                                                        Development, Lincoln National
Philadelphia, PA 19102                                                             Corporation (insurance holding
DOB: 04/07/51                                                                      company).


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH  HELD BY DIRECTOR
-------------------------------
KELLY D. CLEVENGER *             Lincoln Retirement
1300 S. Clinton Street           Services Company, LLC
Fort Wayne, IN 46802
DOB: 07/25/52

BARBARA S. KOWALCZYK *           Lincoln National
Centre Square, West Tower        Management Corporation;
1500 Market St., Suite 3900      The Lincoln National Life
Philadelphia, PA 19102           Insurance Company; Lincoln
DOB: 04/07/51                    Financial Group
                                 Foundation, Inc.;
                                 Lincoln Life and Annuity
                                 Company of New York;
                                 Lincoln National U.K. PLC
                                 (financial services
                                 company).



  * Kelly D. Clevenger, currently Chairman and President of the funds, is an interested person of the funds by reason of his being an officer of Lincoln Life. Barbara S. Kowalczyk, a director of the funds, is an interested person of the funds by reason of her being a Senior Vice President of Lincoln National Corporation.

INDEPENDENT DIRECTORS


                                                                                                                   NUMBER OF
                                                                                                                   FUNDS IN
                                                                                                                   FUND
                                                                                                                   COMPLEX
                                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND DATE OF BIRTH  THE FUND               OF TIME SERVED             PAST FIVE YEARS                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH                   Director               Director                   Retired; formerly Associate        12
1300 S. Clinton Street                                  since December 1981.       Vice President, Investments,
Fort Wayne, IN 46802                                                               Northwestern University.
DOB: 06/09/33
NANCY L. FRISBY                  Director               Director                   Vice President and Chief           12
1300 S. Clinton Street                                  since April 1992.          Financial Officer, Desoto
Fort Wayne, IN 46802                                                               Memorial Hospital; formerly
DOB: 11/10/41                                                                      Chief Financial Officer,
                                                                                   Bascom Palmer Eye Institute,
                                                                                   University of Miami School of
                                                                                   Medicine; formerly Vice
                                                                                   President and Chief Financial
                                                                                   Officer, St. Joseph Medical
                                                                                   Center, Inc.
KENNETH G. STELLA                Director               Director                   President, Indiana Hospital &      12
1300 S. Clinton Street                                  since February 1998.       Health Association.
Fort Wayne, IN 46802
DOB: 08/20/43


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH  HELD BY DIRECTOR
-------------------------------
JOHN B. BORSCH                   N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 06/09/33
NANCY L. FRISBY                  N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 11/10/41
KENNETH G. STELLA                First National Bank &
1300 S. Clinton Street           Trust of Kokomo.
Fort Wayne, IN 46802
DOB: 08/20/43


                                                                           GSD-5

OFFICERS WHO ARE NOT DIRECTORS


                                                                                                                   NUMBER OF
                                                                                                                   FUNDS IN
                                                                                                                   FUND
                                                                                                                   COMPLEX
                                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY
NAME, ADDRESS AND DATE OF BIRTH  THE FUND               OF TIME SERVED             PAST FIVE YEARS                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
FREDERICK J. CRAWFORD            Vice President and     Vice President and         Vice President and Treasurer,     N/A
Centre Square, West Tower        Treasurer              Treasurer                  Lincoln National Corporation;
1500 Market St., Suite 3900                             since January 2001.        formerly President and Market
Philadelphia, PA 19102                                                             Manager, Greater Cincinnati
DOB: 08/03/63                                                                      Region Bank One, N.A.
CYNTHIA A. ROSE                  Secretary              Secretary                  Secretary, Assistant Vice         N/A
1300 South Clinton Street                               since February 1995.       President, The Lincoln
Fort Wayne, IN 46802                                                               National Life Insurance
DOB: 04/24/54                                                                      Company; formerly Assistant
                                                                                   Secretary, Lincoln National
                                                                                   Corporation.
ERIC C. JONES                    Second Vice President  Second Vice President      Second Vice President, The        N/A
1300 S. Clinton Street           and Chief Accounting   since May 2001 and Chief   Lincoln National Life
Fort Wayne, IN 46802             Officer since May      Accounting Officer since   Insurance Company.
DOB: 01/20/61                    2001, Assistant Vice   May 1997.
                                 President and Chief
                                 Accounting Officer
                                 since May 1999, Chief
                                 Accounting Officer
                                 since May 1997.
STEVEN M. KLUEVER                Second Vice President  Second Vice President      Second Vice President, The        N/A
1300 S. Clinton Street                                  since August 1999;         Lincoln National Life
Fort Wayne, IN 46802                                    Assistant Vice President   Insurance Company.
DOB: 08/04/62                                           since August 1997.


                                 OTHER DIRECTORSHIPS
NAME, ADDRESS AND DATE OF BIRTH  HELD BY DIRECTOR
-------------------------------
FREDERICK J. CRAWFORD            N/A
Centre Square, West Tower
1500 Market St., Suite 3900
Philadelphia, PA 19102
DOB: 08/03/63
CYNTHIA A. ROSE                  N/A
1300 South Clinton Street
Fort Wayne, IN 46802
DOB: 04/24/54
ERIC C. JONES                    N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 01/20/61
STEVEN M. KLUEVER                N/A
1300 S. Clinton Street
Fort Wayne, IN 46802
DOB: 08/04/62



BOARD COMMITTEES



The Board of Directors for each of the funds has established an Audit Committee, which is responsible for overseeing the fund's financial reporting process on behalf of the Board of Directors and to report the result of their activities to the Board. The Audit Committee will assist and act as a liaison with each of the Board of Directors in fulfilling the Board's responsibility to shareholders of the fund and others relating to oversight of fund accounting, the fund's system of control, the fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audits of the fund. The members of the Audit Committee include all of the independent directors: John B. Borsch, Nancy L. Frisby, and Kenneth G. Stella. There were two Audit Committee meetings held during 2001. The Board does not have a valuation or nominating committee.



OWNERSHIP OF SECURITIES



As of December 31, 2001, the directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each of the funds. For the year ended December 31, 2001, the dollar range of equity securities owned beneficially by each director in the funds and in any registered investment companies overseen by the directors within the same family of investment companies as the funds is as follows:



INTERESTED DIRECTORS



                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                                      BY DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS  COMPANIES
--------------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger    International Fund -- $1 - $10,000              $10,001 - $50,000
                      Aggressive Growth Fund -- $1 - $10,000
Barbara S. Kowalczyk  None                                            None


GSD-6

INDEPENDENT DIRECTORS



                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                                                      BY DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS  COMPANIES
--------------------------------------------------------------------------------------------------------------------
John B. Borsch        Lincoln National Variable Annuity Fund A --     $10,001 - $50,000
                      $10,001 - $50,000
Nancy Frisby          Aggressive Growth Fund -- $10,001 - $50,000     Over $100,000
                      Capital Appreciation Fund -- $50,001 -
                      $100,000
                      Growth and Income Fund -- $10,001 - $50,000
                      Managed Fund -- $10,001 - $50,000
                      Social Awareness Fund -- $10,001 - $50,000
Kenneth G. Stella     None                                            None



BOARD APPROVAL OF ADVISORY CONTRACTS



In connection with the approval or re-approval of each fund's advisory agreement and sub-advisory agreement, if applicable, the directors of the fund, including those directors who are not "interested persons" of the fund, the adviser or any sub-adviser (as the term is defined in the 1940 Act), requested and received from the adviser and any sub-adviser, and reviewed, a wide variety of information. In approving or re-approving the agreements, and in evaluating the fairness of the compensation to be paid by the fund, the directors took into account principally the nature, quality and extent of the services performed by the adviser and any sub-adviser, in relation to fees received under the agreements. Thus, the directors considered the personnel, technical resources, operations and investment management capabilities, methodologies and performance of the adviser and any sub-adviser. The directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the adviser and any sub-adviser of providing the services, and the profitability of the advisory organization's relationship with the fund. In addition, the directors considered the brokerage services received by the fund. These factors were considered by the directors at large, and also were considered by the independent directors meeting separately. Based on this review, it was the judgement of the directors and the independent directors that approval or re-approval of the agreements was in the interests of the fund and its shareholders/contract owners.


                                                                           GSD-7


                                                     COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATE COMPENSATION                           TOTAL COMPENSATION FROM FUNDS
NAME OF PERSON,                           FROM EACH FUND*                                    AND FUND COMPLEX
POSITION
----------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH, JR.
Director                                      $1,621                                              $19,452
----------------------------------------------------------------------------------------------------------------------------
NANCY L. FRISBY
Director                                       1,564                                              18,769
----------------------------------------------------------------------------------------------------------------------------
KENNETH G. STELLA
Director                                       1,058                                              12,694
----------------------------------------------------------------------------------------------------------------------------


* Directors fees of $350 per meeting, plus expenses to attend the meetings, are paid by each fund to each director who is not an interested person of the funds.

CODE OF ETHICS

The funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by each fund's Board of Directors. Access Persons are required to follow the guidelines established by a fund's Codes of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each fund's adviser and sub-adviser, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of each fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. Each fund's Board of Directors is required to review and approve the Codes of Ethics for the fund's adviser and sub-adviser.


FUND EXPENSES



Expenses specifically assumed by each fund under its advisory agreement include, among others, compensation and expenses of the members of the fund's Board of Directors who are not interested persons of the fund; custodian fees; independent auditor fees; brokerage commissions; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.



DESCRIPTION OF SHARES



The authorized capital stock of each fund consist of shares of common stock, $0.01 par value. Each fund sells its shares of common stock to Lincoln Life, 1300 South Clinton Street, Fort Wayne, IN 46802, and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY), 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802. Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts. LNY owns 5% of the Money Market Fund. Lincoln Life owns more than 25% of each fund. As the principal shareholder of each fund, Lincoln Life may be deemed to be a control person, as that term is defined under the 1940 Act. Lincoln Life is an Indiana corporation and is a wholly owned subsidiary of LNC. As stated in the Prospectuses for the variable accounts, Lincoln Life and LNY provide to contract owners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life and LNY will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares held by Lincoln Life or LNY for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result, Lincoln Life or LNY determined it is permitted to vote fund shares in its own right, it may elect to do so.


All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to

GSD-8
one vote and each fractional share is entitled to a proportionate fractional vote on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.



When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. In that event, the holders of the remaining shares so voting will not be able to elect any Directors. Shares may be redeemed as set forth under Purchase and Redemption of Fund Shares in the General Prospectus Disclosure.



The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as:
(1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings.


STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION


Because of their different investment objectives and portfolio management philosophies, many of the funds engage to varying degrees in strategic portfolio transactions in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.



DERIVATIVE TRANSACTIONS


    A.  Introduction

       A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

        1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

        2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

        3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED AT THE END OF THIS GENERAL SAI DISCLOSURE.


Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of the funds' SAIs. Therefore, where a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.


The funds intend to engage in derivative transactions only defensively, unless a fund's Prospectus or SAI states otherwise. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.


There is no discussion here of asset-backed or mortgage-backed securities, or securities such as collateralized


                                                                           GSD-9
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mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc. For a description of these securities, see the Prospectus or SAI for the funds that are authorized to engage in this kind of trading.


    B.  Risk factors commonly associated with derivative transactions.


       There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list.


       CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

       CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.


       LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity or will be subject to regulation from unanticipated sources.


       MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

       MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

       OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.


       SETTLEMENT RISK between two counterparties is the risk that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received or the risk that technical difficulties may interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.


       SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

       SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.


       Some of these risks may be present in each type of transaction, while others may pertain only to certain ones. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.


    C.  Varying usage of derivative transactions


       Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the fund's SAI.


    D.  Increased government scrutiny


       Derivative transactions are coming under increased scrutiny by Congress and industry regulators, such as the SEC and the Office of the Comptroller of the Currency, and by self-regulatory agencies such as the National Association of Securities Dealers (NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, Lincoln Life, LNY, and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.


GSD-10

CASH ENHANCEMENT TRANSACTIONS



Cash enhancement transactions also involve certain risks to the fund. These risks are discussed more fully in each fund's SAI.


    A.  Lending of portfolio securities

       Any fund authorized to do so may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

       The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.


       With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities, including the fund, to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the fund's portfolio securities will be loaned to the adviser, to any sub-adviser, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.



    B.  Repurchase and Reverse Repurchase Transactions



        1. REPURCHASE TRANSACTIONS (REPOS) From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to repurchase those same securities from the fund at a specified price on a fixed future date.


           The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the fund's restriction on illiquid securities.


        2. REVERSE REPURCHASE TRANSACTIONS (REVERSE REPOS) A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the seller of some of its portfolio securities, subject to buying them back at a set price and date.



           Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.


RISKS OF OPTIONS AND FINANCIAL FUTURES TRADING


This discussion relates to all funds except the International Fund and the Money Market Fund. Note: The SAIs for Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds provide additional disclosures concerning the types and risks of the strategic portfolio transactions in which they may engage.


OPTIONS TRADING


A fund may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the fund's portfolio. The fund may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The fund would invest in options in standard contracts which may be quoted on The Nasdaq Stock Market, Inc., or on national securities exchanges. Currently, options are traded on numerous securities and indices including, without limitation, S&P 100 Index, S&P 500 Index and the NYSE Beta Index.


Put and call options are generally short-term contracts with durations of nine months or less. The investment adviser will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or

                                                                          GSD-11
other reserves and it intends to purchase securities but expects prices to increase.

Generally, the risk to the fund in writing options is that the investment adviser's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreases, or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.

As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the fund as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the fund as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the fund will be able to effect a closing transaction at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the fund are exercised, the fund's rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The fund will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

FUTURES CONTRACTS AND OPTIONS THEREON


A fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. A fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the investment adviser anticipates declining security prices. Similarly, if security prices are expected to rise, a fund may purchase a futures contract or a call option thereon.



A fund may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in a fund's portfolio or which a fund intends to purchase. A fund will engage in such transactions consistent with the fund's investment objective. For certain limited purposes, a fund may also be authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.



The Bond, Growth and Income, Managed, Social Awareness, and Special Opportunities funds may only purchase futures and related options thereon for hedging purposes. The Aggressive Growth, Capital Appreciation, Equity-Income, and Global Asset Allocation funds may purchase futures and related options for both hedging and non-hedging purposes, subject to the limits described in each fund's SAI. The funds will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.


There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the investment adviser could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.


The funds intend to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. This investment policy does not apply to the Capital Appreciation, Global Asset Allocation, and Equity-Income Funds. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.



Successful use of futures contracts by a fund is also subject to the ability of the investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities.


GSD-12

For example, if a fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.



The selling of futures contracts by a fund and use of related transactions in options on futures contracts are subject to position limits, which are affected by the activities of the investment adviser.



The hours of trading of futures contracts may not conform to the hours during which a fund may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.



A fund's successful use of futures contracts and options thereon depends upon the ability of its investment adviser to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit a fund's exposure to loss, they may also limit the fund's potential for capital gains. For example, if the fund has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although a fund will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.


LENDING OF PORTFOLIO SECURITIES


A fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral from the borrower in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular fund during the term of the loan. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.


As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the adviser to be creditworthy.

RISKS OF REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


A fund may make short-term investments in repurchase agreements. The difference between the purchase price to a fund and the resale price to the seller represents the interest earned by the fund which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement declines, or the fund may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of a fund or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized, and the collateral for each transaction will be in the actual or constructive possession of the particular fund during the terms of the transaction, as provided in the agreement.



Similarly, a fund will enter into reverse repurchase agreements only with parties that the adviser or sub-adviser deems creditworthy. While a reverse repurchase agreement is outstanding, the fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.


FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in

                                                                          GSD-13
currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages, bars preventing the removal of assets, or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. A fund will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S. There may be difficulty in enforcing legal rights outside the U.S. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for a fund to obtain or to enforce a judgment against the issuers of these securities. The adviser or sub-adviser will take all these factors into consideration in managing a fund's foreign investments.



The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which a fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.


FOREIGN CURRENCIES

When an adviser or sub-adviser believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's adviser or sub-adviser may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.


For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the adviser or sub-adviser believes that a particular currency may decline relative to the U.S. dollar, a fund may also enter into contracts to sell that currency (up to the value of a fund's assets denominated in or exposed to that currency) in exchange for another currency that the adviser or sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.



These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the adviser


GSD-14
or sub-adviser's projection of future exchange rates is inaccurate. Refer to previously discussed section: Strategic Portfolio Transactions -- Additional Information.


VALUATION OF PORTFOLIO SECURITIES

SHORT-TERM INVESTMENTS. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

OPTIONS TRADING. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

FUTURES CONTRACTS AND OPTIONS. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

FOREIGN SECURITIES. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.


However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund. There are more detailed explanations of these circumstances in each fund's SAI. See the General Prospectus Disclosure for the 11 funds for information about how to obtain a copy of a fund's SAI.


CUSTODIAN


All securities, cash and other similar assets of the funds are currently held in custody by Mellon Bank, N.A., 1735 Market Street, Suite 1735, Philadelphia, Pennsylvania 19103.



The custodian shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and (7) deliver to the funds proxies, proxy statements, etc.



Lincoln Life performs the dividend and transfer functions for each fund.


INDEPENDENT AUDITORS


Each fund's Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the fund. In addition to the audit of the 2001 financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit Committee.


FINANCIAL STATEMENTS


The audited financial statements and the reports of Ernst & Young LLP, Independent Auditors, for the funds are incorporated by reference to each fund's 2001 Annual Report. We will provide a copy of each fund's Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (454-6265).


BOND AND COMMERCIAL PAPER RATINGS

Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely

                                                                          GSD-15
to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The funds will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).


A -- 1 This designation indicates that the degree of safety regarding timely payment is very strong.


A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

GSD-16

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.


Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example, those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).



Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore, they may involve more risk than other government obligations.


TAXES


Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.



Each fund also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.



Since the only shareholders of the funds will be Lincoln Life and LNY, no discussion is stated herein as to the federal income tax consequences at the shareholder level.


The discussion of federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.

DERIVATIVE TRANSACTIONS-DEFINITIONS


The SAI for each fund and this General SAI Disclosure discuss the type of derivative transactions in which the funds may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the General SAI Disclosure:



OPTION. A contract which gives the fund the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the fund to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding


                                                                          GSD-17
option contract by entering into an offsetting transaction known as a closing transaction. As a result, the fund would either pay out or receive a cash settlement, as further discussed on the following pages.



CURRENCY OPTION. Discussed below.



FIXED-INCOME OPTION. An option based on a fixed-income security, such as a corporate or government bond.



INDEX OPTION. An option based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.



STOCK (EQUITY) OPTION. An option based on the shares of stock of a particular company.



OPTION ON A FUTURES CONTRACT. Discussed below.


SWAP. A financial transaction in which the fund and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.


EQUITY SWAP. A swap which allows the fund to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.



INTEREST RATE SWAP. A swap in which the fund and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).


RELATED TRANSACTIONS TO INTEREST RATE SWAPS:

a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.

FUTURES CONTRACT. A contract which commits the fund to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.


INTEREST RATE FUTURES (AND OPTIONS THEREON). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.


STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).

OPTION ON A FUTURES CONTRACT. An option taken on a futures position.

FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.

FORWARD RATE AGREEMENT (FRA). A contract in which the fund and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.

CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.

CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.

CURRENCY OPTION. An option taken on foreign currency.

GSD-18

CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.

CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).

FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.

                                                                          GSD-19

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GSD-20

                          PART C - OTHER INFORMATION

     Item 23.  Exhibits:


          (a)1.- Articles of Incorporation are incorporated herein by reference to Post-Effective Amendment No. 6 to this Registration Statement.

          (a)2.- Articles Supplementary are incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement.

          (b) - By-Laws are incorporated herein by reference to Post-Effective Amendment No. 6 to this Registration Statement.

          (c) - Certificate is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement.

          (d)1.- Advisory Agreement between Lincoln Investment Management, Inc. (formerly Lincoln National Investment Management Company) and Lincoln National Equity-Income Fund, Inc.
                 dated September 23, 1993 is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement.

          (d)2.- Sub-Advisory Agreement between Lincoln Investment Management, Inc. (formerly Lincoln National Investment Management Company) and Fidelity Management Trust Company dated
                 December 20, 1993 is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement.

          (d)3.- Amendment dated January 1, 1998 to the Advisory Agreement between Lincoln Investment Management, Inc. and Lincoln National Equity-Income Fund, Inc. dated September 23, 1993 is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement.

          (d)4.- Amendment dated November 1, 1994, to the Sub-Advisory Agreement between Lincoln National Investment Management Company and Fidelity Management Trust Company dated December 20, 1993 is incorporated herein by reference to Post-Effective
                 Amendment No. 7 to this Registration Statement.

          (d)5.- Assumption Agreement Investment Advisory Agreement dated December 31, 2000 between Lincoln Investment Management, Inc. and Delaware Lincoln Investment Advisers is incorporated herein by reference to Post-Effective Amendment No. 11 to this Registration Statement filed on April 3, 2001.

          (d)6.- Assumption Agreement Investment Sub-Advisory Agreement dated December 31, 2000 between Lincoln Investment Management, Inc. and Delaware Lincoln Investment Advisers is incorporated herein by reference to Post-Effective Amendment No. 11 to this Registration Statement filed on April 3, 2001.

          (d)7.- Form of Inter-Series Transfer Agreement Investment Advisory Agreement between Delaware Lincoln Investment Advisers and Delaware Management Company (DMC) effective May 1, 2002.

          (d)8.- Form of Inter-Series Transfer Agreement Investment Sub-Advisory Agreement between Delaware Lincoln Investment Advisers and Delaware Management Company (DMC) effective May 1, 2002.

          (d)9.- Amendment dated January 1, 1998 to the Sub-Advisory Agreement between Lincoln Investment Management, Inc. (formerly Lincoln National Investment Management Company) and Fidelity Management Trust Company.

         (d)10.- Sub-SubAdvisory Agreement dated May 1, 2001 between FMR Co., Inc. and Fidelity Management and Research Company.

         (d)11.- Transfer and Assignment Agreement dated May 1, 2001 between Fidelity Management Trust Company and Fidelity Management and Research Company.

          (e)1.- N/A

          (e)2.- Specimen Agents Contract is incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement.

          (f)  - N/A

          (g) - Form of Custody Agreement between Lincoln National Equity-Income Fund, Inc. and Mellon Bank, N.A.


          (h)1.- Fund Participation Agreement

                 a. Amended and Restated Fund Participation Agreement between Lincoln National Life Insurance Company and Lincoln National Equity-Income Fund, Inc.

                 b. Amended and Restated Fund Participation Agreement between Lincoln Life & Annuity Company of New York and Lincoln National Equity-Income Fund, Inc.




          (h)2.- Trade Name Agreement is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement.

          (h)3.- Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc., Lincoln National Equity-Income Fund and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (2-80741), Amendment No. 21 filed on April 10, 2000.

          (i) - Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement.

          (j)  - Consent of Ernst & Young LLP, Independent Auditors

          (k)  - N/A

          (l) - Investment Letter is incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement.

          (m)  - N/A

          (n)  - N/A

          (o)  - N/A


          (p)1. - Code of Ethics, Lincoln National Equity-Income Fund, Inc. is incorporated herein by reference to Post-Effective Amendment No. 11 to this Registration Statement filed on April 3, 2001.

             2.  - Code of Ethics, Delaware Management Business Trust (DMBT)
                   is incorporated herein by reference to Post-Effective Amendment No. 11 to this Registration Statement filed on April 3, 2001.

             3.  - Code of Ethics, Fidelity Management & Research Co.

          (q)1. - Power of Attorney, Kenneth G. Stella is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 16, 1999.

             2.  - Power of Attorney, John B. Borsch, Jr. is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 16, 1999.

             3.  - Power of Attorney, Barbara S. Kowalczyk is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 16, 1999.

             4.  - Power of Attorney, Nancy L. Frisby is incorporated
                   herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 16, 1999.

             5.  - Power of Attorney, Eric C. Jones is incorporated
                   herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 16, 1999.

             6.  - Power of Attorney, Frederick J. Crawford is incorporated herein by reference to Post-Effective Amendment No. 11 to this Registration Statement dated April 3, 2001.

             7.  - Power of Attorney, Kelly D. Clevenger is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 16, 1999.

          (r) - Organizational Chart is incorporated herein by reference to Pre-Effective Amendment No. 1 (File Number 333-73532) filed on February 8, 2002.

     Item 24.  Persons Controlled by or Under Common Control with Registrant

               See "Management of the Funds" and "Purchase and Redemption of Fund Shares" in the General Prospectus Disclosure forming Part A of this Registration Statement and "Investment Adviser and Sub-Advisers" in the General Statement of Additional Information Disclosure forming Part
               B of this Registration Statement. As of the date of this Post-Effective Amendment, the shareholders of the Fund are Lincoln National Life Insurance Company (Lincoln Life) for its Variable Annuity Accounts C and Q; for its Flexible Premium Variable Life Accounts K, M, R and S; and for its Separate Account 53 and Lincoln Life & Annuity Company of New York (LNY) for its Flexible Premium Variable Life Account M and Flexible Premium Variable Life Separate Account R.

               No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as
               Exhibit 23.(r) to this Registration Statement.

     Item 25.  Indemnification

               As permitted by Section 17(h) and 17(i) of the Investment Company Act of 1940 (1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable.
               In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

               The Registrant will purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

               Section 9 of the Investment Advisory Agreement (Exhibit (d)1. to the Registration Statement) limits the liability of DLIA to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by DMC of its respective obligations and duties under the agreement.


               The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

     Item 26.  Business and Other Connections of Investment Adviser

               Information pertaining to any business and other connections of Registrant's investment adviser, DMC, is hereby incorporated by reference from the section captioned "Management of the Fund" in the General Prospectus
               Disclosure forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Advisers" in the General Statement of Additional Information
               Disclosure forming Part B of this Registration Statement, and Item 7 of Part II of Delaware Management Business
               Trust's (DMBT's) Form ADV filed separately with the Securities and Exchange Commission (File No. 801-32108). Information pertaining to any business and other connections of Registrant's sub-adviser, Fidelity
               Management & Research Co. ("FMR") is incorporated by reference from the section of the fund's Prospectus captioned "Investment Adviser and Portfolio Manager," the section of the General Statement of Additional Information
               Disclosure captioned "Investment Adviser and Sub-Advisers," and Item 7 of Part II FMR's Form ADV filed separately with the Securities and Exchange Commission (File No. 801-3447).

               The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of DMC and FMR are hereby incorporated by reference, respectively, from Schedules A and D of DMBT's Form ADV and from Schedules A and D of FMR's Form ADV.

     Item 27.  Principal Underwriters

               Not applicable.

     Item 28.  Location of Accounts and Records

               All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln
               National Life Insurance Company (Lincoln Life), 1300 South Clinton Street, Fort Wayne, Indiana 46802; the investment adviser, Delaware Management Company (formerly Delaware
               Lincoln Investment Advisers), One Commerce Square, 2005
               Market Street, Philadelphia, Pennsylvania 19103 and sub-adviser Fidelity Management & Research Company, 82 Devonshire Street, Boston, Massachusetts 02108; and the
               Fund's custodian, Mellon Bank, 1735 Market Street, Suite
               #1735, Philadelphia, Pennsylvania 19103. Also, accounts, books, and other documents are maintained by Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One
               Commerce Square, 2005 Market Street, Philadelphia,
               Pennsylvania 19103 pursuant to an accounting services agreement with the Fund.

     Item 29.  Management Services

               Not applicable.

     Item 30.  Undertakings

               Not applicable.

                                   SIGNATURES

(a) Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Fort Wayne, and the State of Indiana on the 2nd day of April, 2002.

                                            LINCOLN NATIONAL
                                            EQUITY-INCOME FUND, INC.

                                            By: /s/ Kelly D. Clevenger
                                               ------------------------
                                               Kelly D. Clevenger
                                               President

(b) Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in their capacities indicated on April 2, 2002.


SIGNATURE                                     TITLE
/s/ Kelly D. Clevenger                        Chairman of the Board,
------------------------------------          President and Director
Kelly D. Clevenger                            (Principal Executive Officer)

   *                                          Director
------------------------------------
John B. Borsch, Jr.


   *                                          Director
------------------------------------
Kenneth G. Stella

   *                                          Director
------------------------------------
Barbara S. Kowalczyk

   *                                          Director
------------------------------------
Nancy L. Frisby

   *                                          Chief Accounting Officer
------------------------------------          (Principal Accounting Officer)
Eric C. Jones


   **                                         Vice President and Treasurer
-------------------------------------         (Principal Financial Officer)
Frederick J. Crawford


*By /s/ Steven M. Kluever                     Pursuant to a Power of Attorney filed with
-------------------------------------         Post-Effective Amendment No. 9 to the
 Steven M. Kluever                            Registration Statement.

**By /s/ Steven M. Kluever                    Pursuant to a Power of Attorney filed with
-------------------------------------         Post-Effective Amendment N. 11 to the
 Steven M. Kluever                            Registration Statement.

                                   EXHIBIT INDEX


(d)  7.   Form of Inter-Series Transfer Agreement
          Investment Advisory Agreement effective May 1, 2002.

     8.   Form of Inter-Series Transfer Agreement
          Investment Sub-Advisory Agreement effective May 1, 2002.

     9.   Amendment to the Sub-Advisory Agreement effective
          January 1, 1998.

    10.   Sub-SubAdvisory Agreement dated May 1, 2001.

    11.   Transfer and Assignment Agreement dated May 1, 2001.

(g)       Form of Custody Agreement

(h)  1.a. Amended and Restated Fund Participation Agreement
       b. Amended and Restated Fund Participation Agreement

(j) Consent of Ernst & Young LLP, Independent Auditors dated March 29, 2002.

(p)  3.   Code of Ethics, Fidelity Management & Research Company dated
          January 1, 2002.